Greenville Small Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(888) 334-9075

February 22, 2006

Dear Greenville Small Cap Growth Fund Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of the Greenville Small Cap Growth Fund (the “Fund”) scheduled for March 17, 2006 (the “Special Meeting”) to vote on an important proposal affecting the Fund: to approve a new investment advisory agreement among the Fund and Greenville Capital Management, Inc. (“GCM”).

As discussed in more detail in the enclosed Proxy Statement, the previous investment advisory agreement would have terminated on January 17, 2006 due to a change in ownership structure of GCM. To avoid disruption of the Fund’s investment management program, the Board of Trustees of the Fund (the “Board”) approved an interim advisory agreement at an in-person meeting on December 1, 2005. The interim advisory agreement was executed on December 31, 2005, and provides that, until shareholder approval of a new investment advisory agreement, GCM will continue to provide investment advisory services on the same terms and with the same fee structure under which it currently operates. The Board believes that this proposal is in the Fund’s and your best interest.

If you are a shareholder of record as of the close of business on February 1, 2006, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board has recommended approval of the proposal and encourages you to vote “FOR” approval of the new investment advisory agreement. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund’s administrator at (626) 914-7383.

Regardless of whether you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

PROFESSIONALLY MANAGED PORTFOLIOS On behalf of Greenville Small Cap Growth Fund /s/ Robert M. Slotky President	GREENVILLE CAPITAL MANAGEMENT, INC. /s/ Charles S. Cruice President

Greenville Small Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING
TO BE HELD March 17, 2006

To the shareholders of the Greenville Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), for a Special Meeting (the “Meeting”) of shareholders of the Fund to be held on March 17, 2006:

Notice is hereby given that the Meeting will be held on March 17, 2006, at 11:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.
To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and GCM, the Fund’s investment advisor under which GCM will continue to act as investment advisor with respect to the assets of the Fund -- GCM will serve as investment advisor on substantially identical terms as the investment advisory agreement currently in effect on an interim basis; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

These proposals are discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on February 1, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

/s/ Angela L. Pingel

Angela L. Pingel, Secretary
Professionally Managed Portfolios

February 22, 2006

GREENVILLE SMALL CAP GROWTH FUND

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
PROPOSALS

February 22, 2006

The Greenville Small Cap Growth Fund (the “Fund”) will be holding a Special Meeting of Shareholders on March 17, 2006 at 11:00 a.m., Central time, at the offices of the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, WI 53202. Shareholders of the Fund are receiving the enclosed proxy statement (the “Proxy Statement”) and proxy card to consider and to vote on the proposal set forth in the Proxy Statement.

We ask that you give the proposal on which you are being asked to vote careful consideration. This section of the Proxy Statement is intended to give you a quick review of the proposal and the proxy process. Details about the proposal are set forth in the Proxy Statement. You are urged to read the entire Proxy Statement, including the appendices, completely and carefully.

Q:	WHY ARE SHAREHOLDERS BEING MAILED THESE PROXY MATERIALS?

A: You are receiving these proxy materials because you have the right to vote on an important proposal concerning your investment in the Fund. The purpose of the Proxy Statement is to disclose important information about, and to seek shareholder approval on, the proposal related to the Fund’s investment advisor, Greenville Capital Management, Inc. (“GCM” or the “Advisor”).

Q:	WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE MEETING?

A: There is one proposal for consideration at the Meeting:

1.
To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of the Fund, and GCM, the Fund’s investment advisor under which GCM will continue to act as investment advisor with respect to the assets of the Fund -- GCM will serve as investment advisor on substantially identical terms as the investment advisory agreement currently in effect on an interim basis.

Q:	WHY IS THE FUND ASKING FOR APPROVAL OF A NEW ADVISORY AGREEMENT?

A: A transaction relating to the ownership structure of the Advisor occurred on January 17, 2006. To avoid disruption of the Fund’s investment management program, the Board of Trustees of the Fund (the “Board”) approved an interim advisory agreement at an in-person meeting on December 1, 2005, and has recommended that shareholders of the Fund approve a new investment advisory agreement. The interim agreement was executed on December 31, 2005. The interim investment advisory agreement provides that, until shareholder approval of a new investment advisory agreement, GCM will continue to provide investment advisory services on the same terms and with the same fee structure under which it currently operates. The Board believes that this proposal is in the Fund’s and your best interest. Shareholders of the Fund are being requested to approve the New Advisory Agreement. The New Advisory Agreement is substantially identical to the prior investment advisory agreement (the “Prior Advisory Agreement”) and would simply continue the relationship between the Advisor and the Fund. Approval of the New Advisory Agreement will not result in any change in the amount of fees you pay as a shareholder in the Fund.

Q:	HOW IS THE PROPOSED NEW ADVISORY AGREEMENT DIFFERENT FROM THE PRIOR ADVISORY AGREEMENT?

A: The New Advisory Agreement is substantially identical to the Prior Advisory Agreement in content and fee structure and is simply a continuation of the relationship between the Advisor and the Fund. The Advisor will continue to perform the same investment advisory services under the New Advisory Agreement that it performed under the Prior Advisory Agreement. Although Mr. Charles Cruice will no longer be acting as a portfolio manager for the Fund, Mr. Robert Strauss is expected to continue management of the Fund in the same manner as under the Prior Advisory Agreement, and there will be no change in investment objectives or strategies of the Fund.

Q:	WILL THE NEW ADVISORY AGREEMENT CHANGE THE MANAGEMENT FEES CHARGED TO THE FUND?

A:	No. The overall amount of fees that the Fund pays will remain the same.

Q:	HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THIS MATTER?

A:	The Board of Trustees of the Trust recommends that shareholders vote in favor of the proposal.

Q:	WHO IS ELIGIBLE TO VOTE AT THE MEETING?

A: Shareholders as of February 1, 2006 (the “Record Date”) are entitled to vote at the Special Meeting or any adjournment of the Special Meeting. Shareholders may cast one vote for each share they own on the matter.

Q:	HOW DO SHAREHOLDERS VOTE THEIR PROXIES?

A:	To vote, please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope.

Q:	WILL THE FUND BE REQUIRED TO PAY FOR THIS PROXY SOLICITATION?

A:	No. The Fund will not bear these costs. The Advisor has agreed to bear all of the costs and expenses associated with the Special Meeting.

Q:	WHERE CAN I GET MORE INFORMATION ABOUT THESE PROPOSALS?

A:	Please contact Robert Slotky at 626-914-7383 between the hours of 9:00 a.m. to 4:00 p.m., Pacific Time. Representatives will be happy to answer any questions you may have.

Greenville Small Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(888) 334-9075

PROXY STATEMENT
February 22, 2006

General. This Proxy Statement is being furnished by the Board of Trustees (at times, the “Board”) of Professionally Managed Portfolios (the “Trust”), to the shareholders of its series, the Greenville Small Cap Growth Fund (the “Fund”), in connection with the Fund’s solicitation of shareholders’ proxies for use at a Special Meeting (the “Meeting”) to be held March 17, 2006 at 11:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, (“USBFS”) the Fund’s administrator, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is February 24, 2006. At the Meeting, the shareholders of the Fund will be asked:

1.
To approve a new investment advisory agreement (the “Advisory Agreement”) by and between the Trust, on behalf of the Fund, and Greenville Capital Management, Inc. (“GCM” or the “Advisor”), the Fund’s investment advisor, under which GCM will continue to act as investment advisor with respect to the assets of the Fund. GCM will serve as investment advisor on substantially identical terms as the investment advisory agreement currently in effect on an interim basis; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a separate investment series, or portfolio, of the Trust, a Massachusetts business trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on February 1, 2006 will be entitled to be present and vote at the Meeting. As of that date, there were 1,096,483.997 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $13,311,315.

Voting Proxies. Regardless of whether you expect to be personally present at the Meeting, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Angela L. Pingel, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202, or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the Advisory Agreement to become effective. “Majority” for this purpose, as permitted under the 1940 Act, means the lesser of (1) 67% of the voting securities present at the meeting if more than 50% of the outstanding voting securities are present; or (2) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a “quorum” must be present. Under the Trust’s By-Laws and Massachusetts law, a quorum is constituted by the presence in person or by proxy of 40% of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.” If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting for a period or periods not more than sixty (60) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Meeting may also be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Meeting to another date and time, whether a quorum is present. With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a particular proposal (including abstentions and broker non-votes), and vote against adjournment all proxies that voted against such proposal. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, GCM, or U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, who will not be paid for these services. GCM will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies. The Fund anticipates that such fees will amount to approximately $7,000. The Fund, GCM, or USBFS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, GCM shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. As noted above, the Fund’s current investment advisor is Greenville Capital Management, Inc., 100 South Rockland Road, Rockland, Delaware 19732. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202. In addition to serving as the Fund’s administrator, USBFS also serves as the Fund’s transfer and dividend disbursing agent, and is an affiliate of Quasar. USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, serves as Custodian for the Fund’s securities and cash.

Independent Registered Public Accounting Firm. Tait, Weller & Baker (“Tait Weller”), Philadelphia, Pennsylvania, currently serves as the independent registered public accounting firm for the Trust. Representatives of Tait Weller are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trust has engaged Tait Weller to perform audit services, audit-related services, tax services and other services. “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for audit fees, audit-related fees, tax fees and other fees by Tait Weller:

Aggregate total for fiscal period ending April 30, 2004*
Audit Fees	$10,500
Audit-Related Fees	$0
Tax Fees	$2,000
All Other Fees	$0
*The Fund commenced operations on May 3, 2004

The Trust’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust. All of Tait Weller’s hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of Tait Weller.

Tait Weller has not billed the Trust, GCM (or any entity controlling, controlled by or under common control with GCM) for, nor accrued for on behalf of the Trust, GCM, any non-audit fees other than certain tax fees. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to GCM or any entity controlling, controlled by or under common control with GCM, is compatible with maintaining Tait Weller’s independence, and has concluded that the provision of such non-audit services by Tait Weller has not compromised their independence.

Share Ownership. To the knowledge of the Fund’s management, before the close of business on February 1, 2006, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address	Number of Shares	% Ownership	Type of Ownership
US Bank NA Cust Charles S Cruice IRA PO Box 3629 Greenville, DE 19807-0629	$315,779.111	28.8%	Record & Beneficial
Charles S Cruice PO Box 3629 Greenville, DE 19807-0629	$273,391.764	25.1%	Record
Charles S Cruice & Kathryn W Cruice TR Charles S Cruice & Kathryn Cruice Trust	$153,027.544	14.0%	Record & Beneficial
Charles S Cruice & Kathryn W Cruice TR Greenville Capital Management 401K Plan U/A 09/23/1994	$110,126.821	10.0%	Record & Beneficial
SEI Private Trust Company Cust FBO Wood Trust One Freedom Valley Drive Oaks, PA 19456	$76,719.451	7.0%	Record

Information about the Fund. The Trust, on behalf of the Fund, is required by Federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains a web-site that contains information about the Fund (www.sec.gov.). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington D.C. 20549. Copies of such materials can be obtained, after paying a duplicating fee, from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0112.

Reports to Shareholders. COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, 1 -888-334-9075. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV. The annual report is also available on the Fund’s website: www.greenvillecap.com

PROPOSAL NO. 1:

APPROVAL OF ADVISORY AGREEMENT
BY AND BETWEEN THE TRUST, ON BEHALF OF THE FUND,
AND GREENVILLE CAPITAL MANGEMENT, INC.

Background. Pursuant to an interim investment advisory agreement dated December 31, 2005 (the “Interim Advisory Agreement”), GCM currently provides investment advisory services to the Fund and manages the portfolio assets of the Fund. The Interim Advisory Agreement was approved by the Board of Trustees at an in-person meeting on December 1, 2005 at a regular meeting of the Board. The Interim Advisory Agreement became effective upon changes in the ownership structure of GCM as described below. Prior to December 31, 2005, GCM provided investment advisory services to the Fund under a prior investment advisory agreement (the “Prior Advisory Agreement”). The Prior Advisory Agreement was approved by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, most recently on August 16, 2005 as part of its regular annual renewal process, and by the Fund’s shareholders on May 3, 2004.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor (or advisor) to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Section 15(a) also provides that any such advisory contract must terminate on its “assignment.” Section 2(a)(4) provides that a change of control of an investment advisor, such as the change in GCM’s ownership structure, constitutes an assignment. Consequently, the change in ownership structure of GCM caused the Prior Advisory Agreement for GCM to terminate. Rule 15a-4 under the 1940 Act permits a mutual fund to be advised under a short-term contract until shareholders can vote on a new contract. In accordance with Rule 15a-4, the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, approved the Interim Advisory Agreement at an in-person meeting on December 1, 2005.

The Interim Advisory Agreement allows GCM to manage the Fund under substantially identical terms as the Prior Advisory Agreement until May 30, 2006 and is substantially identical to the Prior Advisory Agreement except for the dates of execution, provisions relating to effectiveness and termination, and other immaterial changes. For example, the Interim Advisory Agreement provides that it may be terminated by the Board of Trustees upon ten days’ written notice to GCM, whereas the Prior Advisory Agreement requires sixty days’ written notice to GCM. In order for GCM to continue to serve as investment advisor to the Fund, shareholders of the Fund must approve a new investment advisory agreement (the “New Advisory Agreement”).

On the same date that the Board approved the Interim Advisory Agreement, the Board recommended that a New Advisory Agreement be submitted to Fund shareholders for approval. Prior to the date of the shareholder meeting, the Board will formally approve the New Advisory Agreement at the next regular in-person meeting, prior to the effective date of the New Advisory Agreement. If approved by the shareholders of the Fund, the New Advisory Agreement will be executed and become effective upon the date of the shareholder meeting (currently scheduled for March 17, 2006).

The Transaction. Prior to the recent change of ownership, 59.84% of GCM was owned by Mr. Charles Cruice, and 32.13% of GCM was owned by Mrs. Kathryn Cruice. The remainder of the voting stock of GCM was owned in small amounts by various individual employees of GCM. After a decision to change the structure of GCM in order to allow for greater employee ownership, a transaction resulting in a change in ownership occurred on January 17, 2006. As a result of this transaction, Mr. Cruice owns 19.52% and Ms. Cruice owns 10.48%, Mr. Jeff Rugen owns 10.00%, Mr. Michael Berry owns 24.00%, Mr. Robert Strauss owns 28.50%, and Mr. Doug Jordan owns 7.50% of the voting stock of GCM. This transaction has resulted in a “change in control” of GCM as defined under the 1940 Act.

The change of control did not result in any changes to GCM’s investment process, operations or to its investment advisory services to the Fund. In general, the Fund’s daily operations or management activities have not been affected in any way, with the exception that Mr. Cruice, who will continue to act as an analyst for GCM, will no longer act as co-portfolio manager of the Fund. However, Mr. Strauss will continue to act as portfolio manger for the Fund. Since the Fund’s inception, the Advisor has continued to provide the Fund with uninterrupted investment advisory services called for under the Prior Advisory Agreement that includes, but is not limited to, regularly providing investment advice to the Fund and continuously supervising the investment and reinvestment of cash, securities and other assets for the Fund.

Summary of the Prior Advisory Agreement and the New Advisory Agreement. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Agreement is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Advisory Services. Both the Prior Advisory Agreement and New Advisory Agreement provide that the Advisor will provide certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board of Trustees.

Management Fees. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Fund will pay the Advisor a fee with respect to the Fund based on the Fund’s average daily net assets. Under both the Prior Advisory Agreement and New Advisory Agreement, the Advisor is compensated for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets.

Brokerage Policies. The Prior Advisory Agreement and New Advisory Agreement both authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution. The Advisor may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, or other services provided by the broker to the Advisor. However, both the Prior Advisory Agreement and New Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the Advisor determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

Payment of Expenses. Both the Prior Advisory Agreement and New Advisory Agreement provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund. The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Duration and Termination. Both the Prior Advisory Agreement and New Advisory Agreement provide that it shall continue in effect for two year from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees or Fund shareholders. Both the Prior Advisory Agreement and New Advisory Agreements may be terminated by the Board of Trustees or a vote of a majority of the shareholders of the Fund, without payment or penalty, upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.

Other Provisions. The Prior Advisory Agreement and New Advisory Agreement provides that the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The Prior Advisory Agreement and New Advisory Agreement provide that nothing contained in the Prior Advisory Agreement and New Advisory Agreement shall be construed to protect the Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Prior Advisory Agreement and New Advisory Agreement. Additionally, the Prior Advisory Agreement and New Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the Prior Advisory Agreement and New Advisory Agreement shall in any way constitute a waiver or limitation of any rights which the Fund’s shareholders may have under any federal securities laws. The Prior Advisory Agreement and New Advisory Agreement provide that the Advisor shall follow the principles set forth in any investment advisory agreement in effect between the Trust and the Advisor in connection with its duties to invest the Fund’s assets. The Prior Advisory Agreement and New Advisory Agreement provide that the Trust may indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust and applicable law.

Executive Officers and Directors of GCM.  Information regarding the principal executive officers and directors of GCM is set forth below. The address of GCM is 100 South Rockland Falls Road, Rockland, Delaware 19732. The address for the person listed below, as it relates to his duties with GCM, is the same as that of GCM.

Name	Position and Principal Occupation with GCM
Robert D. Strauss	Director, Senior Vice President, Portfolio Manager/CIO
Charles S. Cruice	Director, President, Analyst
Jeffrey C. Rugen	Director, Vice President, Head Trader
William R. Powell	Independent Director, retired since December 1989

Required Vote. Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy; or (2) more than 50% of the outstanding shares. If the New Advisory Agreement is approved by the Fund’s shareholders, it will be executed and become effective upon the date of the shareholder meeting upon such approval.

If the shareholders of the Fund do not approve the New Advisory Agreement, the Interim Advisory Agreement will terminate on May 30, 2006 and GCM will cease to serve as the investment advisor for the Fund. In that event, the Board will consider its options regarding an investment advisor for the Fund. The Interim Advisory Agreement provides that any compensation earned by GCM under the contract will be held in an interest bearing escrow account, and if the shareholders approve the New Advisory Agreement, GCM will receive the escrow amount plus any interest earned. Further, the Interim Advisory Agreement provides that if the shareholders do not approve the New Advisory Agreement, GCM will be entitled to receive the lesser of: (1) any advisory fees held in escrow plus any interest earned since December 31, 2005; or (2) the amount of expenses actually incurred by GCM while performing services under the Interim Advisory Agreement, plus any interest earned on that amount in escrow.

Recommendation of the Board of Trustees. Since the New Advisory Agreement is substantially identical to the Prior Advisory Agreement, except for immaterial corrections and dates of execution, termination and effectiveness, the Board of Trustees believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board of Trustees also believes that there will be no change in the services provided by GCM to the Fund. The Board considered that there would be no change in GCM’s investment process, operations or to its investment advisory services to the Fund. In general, the Board determined that there would be no diminution in the scope and quality of advisory services provided to the Fund as a result of the change in control and that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Trust, the Fund and the shareholders of the Fund.

In considering whether to recommend the New Advisory Agreement for approval by the Fund’s shareholders, the Trustees evaluated, at an in-person meeting of the Board on December 1, 2005, the quality of services GCM was expected to continue to provide to the Fund and the compensation proposed to be paid to GCM. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (a) the quality of services provided to the Fund since GCM first became investment advisor to the Fund; (b) the performance of the Fund since commencement of operations; (c) the fact that the proposed transaction is not expected to affect the manner in which the Fund is advised; (d) that Mr. Strauss, a current portfolio manager, will continue to be involved in the management of the Fund; (e) the compensation payable to the advisor under the proposed New Advisory Agreement, which would be at the same rate as the compensation under the existing investment Advisory Agreement; (f) the terms of the Prior Advisory Agreement, which would be unchanged under the New Advisory Agreement except for different effective and termination dates and minor updating changes; (g) GCM’s overall investment performance record; and (h) other factors deemed relevant.

The Board also considered the Fund’s fees and expenses in relation to various industry averages and determined that the fees paid to GCM under the Agreements were reasonable. In reviewing the transaction, the Board was also comfortable that: (a) the executives and directors of GCM would not change and the principals of GCM would remain the same following the change in control transaction; (b) GCM would be sufficiently capitalized following the transaction to continue its operations; (c) the assets under GCM’s management would continue to remain at GCM for a period of several years; (d) GCM would obtain adequate liability insurance coverage for its management operations; and (e) there would be no changes to the investment approach and process in the portfolio management of the Fund. In addition, the Board also considered that GCM may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature. Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the New Advisory Agreement.

Other Legal Requirements under the 1940 Act. Section 15(f) of the 1940 Act provides that, when a change in control of an investment advisor (or advisor) occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). GCM has represented to the Fund that the change in control transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s Board must be Independent Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement as 100% of the Board is Independent.

Additional Information about the Trust and GCM. The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with GCM, if any:

Name	Position with the Trust	Position with GCM
Dorothy A. Berry	Independent Trustee & Chairman	None
Wallace L. Cook	Independent Trustee	None
Carl A. Froebel	Independent Trustee	None
Rowley W. P. Redington	Independent Trustee	None
Steven J. Paggioli	Independent Trustee	None
Robert M. Slotky	President	None
Eric W. Falkeis	Treasurer	None
Angela L. Pingel	Secretary	None

GENERAL INFORMATION

Other Matters to come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Professionally Managed Portfolios

/s/ Angela L. Pingel

Angela L. Pingel

Secretary

Milwaukee, WI

February 22, 2006

APPENDIX A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

Greenville Small Cap Growth Fund

THIS INVESTMENT ADVISORY AGREEMENT is made as of the __ day of ______, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of the the Trust’s Greenville Small Cap Growth Fund series (the “Fund”) and Greenville Capital Management, Inc. (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended, (the “Investment Company Act”); and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”). In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, (the “1934 Act”) for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer for the Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and constituted with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor, and (iv) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: the Fund’s organizational expenses, fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) The Advisor may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees. Where such arrangements are authorized by the Board of Trustees, the Advisor shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon the Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TERM.

(a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b) The Fund may use the name Greenville Small Cap Growth Fund or any name derived from or using the name Greenville only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

14. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

16. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

17. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the Greenville Small Cap Growth Fund	GREENVILLE CAPITAL MANAGEMENT, INC.

By: Name: Title:	By: Name: Title:

SCHEDULE A

Series or Fund of Professionally Managed Portfolios --------------------------------------------------- ---------------	Annual Fee rate -------------------

Greenville Small Cap Growth Fund	1.00% of average daily net assets

PROXY

GREENVILLE SMALL CAP GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS
March 17, 2006

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF PROFESSIONALLY MANAGED PORTFOLIOS

The undersigned hereby appoints Angela L. Pingel and Rachel A. Lohrey, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Greenville Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), to be held on March 17, 2006 at 11:00 a.m. Central Time at the offices of U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business February 1, 2006. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE:

NOTE: Please sign exactly as your name appears on this
Proxy. If joint owners, EITHER may sign this Proxy. When
signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)(Title(s), if applicable)

This proxy will be voted as specified below.IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

1.	To approve the new investment agreement FOR AGAINST ABSTAIN
Between Professionally Managed Portfolios, on behalf of, ☐ ☐ ☐
the Greenville Small Cap Growth Fund, and Greenville
Capital Management, Inc.

In their discretion, the named proxies may vote
upon any other matters which may legally come
before the meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE MARCH 17, 2006

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME